U.S. SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                    ____________________________


                              FORM 8-K


                          CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported):
                          November 30, 1998



                AMERICAN ASSET MANAGEMENT CORPORATION
      (Exact name of registrant as specified in its charter)



          NEW JERSEY              0-19154         22-2902677
(State or other jurisdiction    (Commission    (I.R.S. Employer
      of incorporation)         File Number)  Identification No.)



150 Morristown Road, Suite 108, Bernardsville, New Jersey  07924
    (Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code:(908) 766-1701



_________________________________________________________________
    (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

     On November 30, 1998 the Registrant and its principal independent auditor, R. D. Hunter & Company, LLP, mutually agreed to cease their auditor-client relationship. Neither of R. D. Hunter & Company's reports on the financial statements of the Registrant for the years ended December 31, 1996 or December 31, 1997 contained an adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Registrant's Board of Directors. During the year ended December 31, 1996 and December 31, 1997 and during the period from January 1, 1998 through November 30, 1998, there were no disagreements with R. D. Hunter & Company, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, is not resolved to R. D. Hunter & Company's satisfaction, would have casued it to make reference in connection with its reports to the subject matter of the disagreement.



Item 7.  Financial Statements and Exhibits.


     (a) and (b).  Financial Statements and Pro Forma Financial
                   Information.  Not applicable.

     (c)  Exhibits

          16.  Letter re:  Cessation in Certifying Accountant.

                            SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            AMERICAN ASSET MANAGEMENT CORPORATION




                            By:_s/Richard G. Gagliardi__
                                Richard G. Gagliardi
                                President

Date:  November 30, 1998



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